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                                                                 EXHIBIT 10.01

                                  THIRD AMENDMENT
                             TO EMPLOYMENT AGREEMENT
                               DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of November 1, 1993, as amended by an Amendment dated February 8, 1995 and a Second Amendment dated November 1, 1995 (the "Agreement") by and between J. Baker, Inc. and Stuart Needleman. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

       1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1996" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1997".

       2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:/s/ Jerry M. Socol                                            April 5, 1996
   ---------------------------                                   -------------
    Jerry M. Socol                                               Date
    President and
    Chief Executive Officer




/s/ Stuart M. Needleman                                          April 5, 1996
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    Stuart Needleman                                             Date









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